SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2003

                          POINTE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)
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
             FLORIDA                               0-24433                         65-0451402
(State or other jurisdiction of             (Commission File Number)            (I.R.S. Employer
   incorporation)                                                              Identification No.)
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         21845 Powerline Road
             Boca Raton, FL                                       33433
         Address of principal executive                         (Zip Code)
                  Offices

       Registrant's telephone number, including area code: (561) 368-6300

                                (NOT APPLICABLE)
          (Former name of former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibit

                  1.       Press Release issued on April 15, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         The press release regarding the First Quarter 2003 financial results attached as Exhibit 1 was issued by the Company on April 15, 2003.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                POINTE FINANCIAL CORPORATION

                                By: /s/  Bradley R. Meredith
                                    -------------------------
                                    Bradley R. Meredith
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


Dated:     April 16, 2003

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                                  EXHIBIT INDEX

Exhibit No. 1      Description of Exhibit

    1              Press Release issued on April 15, 2003